POWER OF ATTORNEY

The undersigned officer and trustee of JAMES ALPHA FUNDS TRUST, a Delaware statutory trust (the “Registrant”), hereby appoints ERIC COLANDREA and TIMOTHY BURDICK (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned officer and trustee hereby executes this Power of Attorney as of the 8th day of January 2021.

/s/ Darrell Crate
Darrell Crate

Exhibit A

Target Fund Name	Acquiring Fund Name
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Macro Portfolio	James Alpha Macro Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Global Real Estate Investments Portfolio	James Alpha Global Real Estate Investments Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Multi Strategy Alternative Income Portfolio	James Alpha Multi Strategy Alternative Income Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Managed Risk Domestic Equity Portfolio	James Alpha Managed Risk Domestic Equity Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Managed Risk Emerging Markets Equity Portfolio	James Alpha Managed Risk Emerging Markets Equity Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Hedged High Income Portfolio	James Alpha Hedged High Income Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Total Hedge Portfolio	James Alpha Total Hedge Portfolio
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha EHS Portfolio	James Alpha EHS Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Event Driven Portfolio	James Alpha Event Driven Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Family Office Portfolio	James Alpha Family Office Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Relative Value Portfolio	James Alpha Relative Value Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Structured Credit Value Portfolio	James Alpha Structured Credit Value Fund

POWER OF ATTORNEY

The undersigned trustees of JAMES ALPHA FUNDS TRUST, a Delaware statutory trust (the “Registrant”), hereby appoint DARRELL CRATE, ERIC COLANDREA and TIMOTHY BURDICK (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned trustees hereby execute this Power of Attorney as of the 8th day of January 2021.

/s/ David Knowlton
David Knowlton

/s/ Neil Medugno
Neil Medugno

/s/ Patricia Walker
Patricia Walker

Exhibit A

Target Fund Name	Acquiring Fund Name
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Macro Portfolio	James Alpha Macro Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Global Real Estate Investments Portfolio	James Alpha Global Real Estate Investments Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Multi Strategy Alternative Income Portfolio	James Alpha Multi Strategy Alternative Income Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Managed Risk Domestic Equity Portfolio	James Alpha Managed Risk Domestic Equity Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Managed Risk Emerging Markets Equity Portfolio	James Alpha Managed Risk Emerging Markets Equity Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Hedged High Income Portfolio	James Alpha Hedged High Income Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Total Hedge Portfolio	James Alpha Total Hedge Portfolio
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha EHS Portfolio	James Alpha EHS Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Event Driven Portfolio	James Alpha Event Driven Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Family Office Portfolio	James Alpha Family Office Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Relative Value Portfolio	James Alpha Relative Value Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Structured Credit Value Portfolio	James Alpha Structured Credit Value Fund

POWER OF ATTORNEY

The undersigned officer of JAMES ALPHA FUNDS TRUST, a Delaware statutory trust (the “Registrant”), hereby appoints DARRELL CRATE, ERIC COLANDREA and TIMOTHY BURDICK (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned officer hereby executes this Power of Attorney as of the 8th day of January 2021.

/s/ Michael Montague
Michael Montague

Exhibit A

Target Fund Name	Acquiring Fund Name
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Macro Portfolio	James Alpha Macro Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Global Real Estate Investments Portfolio	James Alpha Global Real Estate Investments Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Multi Strategy Alternative Income Portfolio	James Alpha Multi Strategy Alternative Income Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Managed Risk Domestic Equity Portfolio	James Alpha Managed Risk Domestic Equity Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Managed Risk Emerging Markets Equity Portfolio	James Alpha Managed Risk Emerging Markets Equity Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Hedged High Income Portfolio	James Alpha Hedged High Income Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Total Hedge Portfolio	James Alpha Total Hedge Portfolio
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha EHS Portfolio	James Alpha EHS Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Event Driven Portfolio	James Alpha Event Driven Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Family Office Portfolio	James Alpha Family Office Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Relative Value Portfolio	James Alpha Relative Value Fund
The Saratoga Advantage Trust	James Alpha Funds Trust
James Alpha Structured Credit Value Portfolio	James Alpha Structured Credit Value Fund